2Q2025 Earnings Presentation July 28, 2025 FirstSun Capital Bancorp NASDAQ: FSUN

FirstSun Capital Bancorp | 2 Disclaimers Forward Looking Statements This presentation contains forward-looking information and statements by FirstSun Capital Bancorp (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should”, “assumes”, “assumptions”, “view”, “continue,” “opportunity,” and “outlook” or other similar expressions, and in this presentation include our outlook regarding our loan portfolio, deposit mix, net interest and noninterest income and net interest margin, asset quality, capital and liquidity as well as our 2025 Full Year Outlook and related assumptions. All statements in this presentation speak only as of the date they are made. Except as required by law, we do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because new information, future events or otherwise. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, without limitation: changes in interest rates (including anticipated Federal Reserve rate cuts that might not occur) and their related impact on macroeconomic conditions, customer behavior, our funding costs and our loan and securities portfolios; the quality or composition of our loan or investment portfolios and changes therein; failure to maintain our mortgage production flow to secondary markets; the sufficiency of liquidity and changes in our capital position; the inability of our infrastructure initiatives to reduce expenses; the inability to identify, close and successfully integrate attractive acquisition targets; the impact of inflation; increased deposit volatility; potential regulatory developments; U.S. global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and other general competitive, economic, business, market and political conditions. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning additional factors that could materially affect the forward-looking statements in this presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by the Company with the Securities and Exchange Commission. Use of Non-GAAP Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include certain operating performance measures that exclude merger-related and other charges that are not considered part of the Company’s recurring operations, such as “Adjusted Net Income”, “Adjusted Return on Average Total Assets”, “Return on Average Tangible Stockholders Equity”, “Adjusted Return on Average Tangible Stockholders’ Equity”, “Adjusted Diluted Earnings Per Share”, “Adjusted and “Pre-tax Pre-provision Return on Average Assets”, “Adjusted Efficiency Ratio“, “TBV per Share”, “Price / TBV”, and “Price to LTM Adjusted EPS”. The Company believes these non-GAAP financial measures provide useful supplemental information for evaluating the Company’s performance trends. Further, the Company’s management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about the Company’s operations and performance. These measures should be viewed in addition to, and not as an alternative to substitute for measures that are determined in accordance with GAAP. Additionally, the non-GAAP financial measures used by the Company may differ from the similar measures presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in the Appendix to this presentation. Day-Count Convention Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

Corporate Profile

FirstSun Capital BANCORP

Franchise Footprint[4]



Denver
COLORADO
Kansas City
Wichita
KANSAS
Santa Fe
Albuquerque
NEW MEXICO
CALIFORNIA
ARIZONA
Los Angeles
San Diego
Phoenix
El Paso
TEXAS
Dallas
Spokane
WASHINGTON
Austin
San Antonio
Houston

$8.4B Total Assets

$6.5B Total Loans

$7.1B Total Deposits

Operating in 5 of the Top 10 Fastest Growing MSAs[1]

#		FirstSun
1	Austin, TX	✓
2	Dallas, TX	✓
3	Orlando, FL	
4	Charlotte, NC	
5	Houston, TX	✓
6	Tampa, FL	
7	Nashville, TN	
8	San Antonio, TX	✓
9	Phoenix, AZ	✓
10	Atlanta, GA	

With a Presence in 7 of the 10 Largest MSAs in the Southwest & Western US[2]

#		FirstSun
1	Southern CA (ex. San Diego & Ontario, CA)[3]	✓
2	Dallas, TX	✓
3	Houston, TX	✓
4	Phoenix, AZ	✓
5	Ontario, CA	✓
6	San Francisco, CA	
7	Seattle, WA	
8	Minneapolis, MN	
9	San Diego, CA	✓
10	Denver, CO	✓

1,168 Employees

71 Licensed Branches[4]

43 States with Mortgage Capabilities

Headquarters:
FirstSun: Denver, CO
Sunflower Bank: Dallas, TX

Key Facts and Statistics[4]

$1.0B	$34.75	0.97x	$35.77	10.04x
Market Cap	Price per Share	Price / TBV[6]	TBV per Share[6]	Price / LTM Adjusted Diluted EPS[6]

KBRA Ratings[5]

FirstSun Capital Bancorp	Sunflower Bank, N.A.
Senior Unsecured Debt = BBB	Deposit = BBB+
Subordinated Debt = BBB-	Senior Unsecured Debt = BBB+
Short-Term Debt = K3	Short-Term Deposit = K2
	Short-Term Debt = K2

Source: S&P Global Market Intelligence, Company documents.
[1]Defined as MSAs with population over 2 million.
[2]Defined as states west of the Mississippi River.
[3]The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario.
[4]As of Jun 30, 2025.
[5]As of Jan 15, 2025.
[6]Represents a non-GAAP financial measure. See Non-GAAP Reconciliation

FirstSun Capital Bancorp | 3

Unique High Growth Franchise

Universe Size	Strong Fee Income	Lending Focus	Growth	Attractive Footprint[3]	FirstSun Capital BANCORP
~ 40 Banks Banks West of the Mississippi River Banks with Total Assets $5B - $20B	MRQ Fee Income / Rev. > 20%	Specialized C&I Lending[1]	Loan Growth[2] > 10%	1 Bank With scale in markets with leading projected population growth and household income	Attractive core deposit funded franchise with proven ability to deliver strong organic growth
Critical Mass in Key US Markets	***Durable & Growing Earnings***	***Differentiated Platform***	***Strong Growth Momentum***	***Critical Mass in Key US Markets***	**SCARCITY VALUE**

Source: S&P Global Market Intelligence; Financial data as of most recent quarter available
[1]Specialized C&I lending defined as C&I concentration of 30% or greater of total loan portfolio
[2]Loan Growth represents CAGR calculated from 12/31/2018
[3]MSA's ranked by population size west of the Mississippi

FirstSun Capital Bancorp | 4

FirstSun Capital Bancorp | 5 Investment Thesis — Focused Strategy Southwest & Western geography with a mix of metro and community markets C&I business focus with a disciplined and careful CRE exposure to core customers in our geography Vertical lending expertise provides true alternative to larger banks Core deposit funded franchise Financial service income at high end of peers Tenured management team

FirstSun Capital Bancorp | 6 Efficiency Ratio 64.84% Year-to-Date 2025 Results 2024 Highlights • Reported Net Income of $50.0 million, or diluted EPS of $1.77, on Revenue of $201.8 million • Strong adjusted PTPP ROAA of 1.76%, ROAA of 1.24%, ROTCE of 10.31% • Maintained a healthy full year NIM (FTE) of 4.13% • Increased tangible book value per share $3.21 or 9.86% • Maintained strong capital ratios with CET1 at 13.78% and TCE/ TA at 11.94% • Executed on organic growth opportunities across our franchise • Grew customers and deepened relationships • Plans for two new branch openings in southern California • KBRA Ratings Renewed • Confident positioning heading into 2025 Net Income $50.0 million Diluted EPS $1.77 PTPP ROAA1 1.76% Net Charge-Offs to Average Loans 0.44% ROAA 1.24% Service Fees to Revenue2 24.2% ROATCE1 10.55% CET1 13.78% Net Interest Margin 4.07% 2025 YTD Highlights 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 2Total revenue is net interest income plus noninterest income 3Excludes loans HFS • Net Income of $50.0 million; Diluted EPS of $1.77 • ROAA of 1.24%; PTPP ROAA of 1.76%1; ROATCE of 10.55%1 • Total revenue of $201.8 million, a 6.3% increase from Q2 2024 ◦ Adjusted operating leverage growth of $3.3 million from YTD Q2 2024 • Average deposit growth of 6.0% from YTD Q2 2024; EOP growth of 12.9%, annualized from December 31, 2024 • Average loan growth3 of 2.4% from YTD Q2 2024; EOP growth3 of 4.1%, annualized from December 31, 2024 • Strong YTD NIM of 4.07% • Increased tangible book value per share of $1.83 or 5.4%

FirstSun Capital Bancorp | 7 Second Quarter 2025 Results 2025 Q2 HighlightsNet Income $26.4 million Diluted EPS $0.93 PTPP ROAA1 1.82% Service Fees to Revenue2 25.6% ROAA 1.28% Net Interest Margin 4.07% ROATCE1 10.91% Net Charge-Offs to Average Loans 0.83% Annualized Loan Growth3 1.4% Annualized Deposit Growth 13.2% • Net Income of $26.4 million; Diluted EPS of $0.93 • ROAA of 1.28%; PTPP ROAA1 of 1.82%; ROATCE1 of 10.91% • Total revenue2 of $105.6 million, a 9.7% increase over Q1 • Average deposit growth of 18.3%, annualized • Average loan growth3 of 10.7%, annualized • Continued strong quarterly NIM of 4.07% • Efficiency ratio: 64.52% • Loan to deposit ratio: 91.6% 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 2Total revenue is net interest income plus noninterest income 3Excludes loans HFS

FirstSun Capital Bancorp | 8 Loan Portfolio Trends Portfolio Composition 40.8% 10.2%10.8% 8.0% 18.9% 8.1% 3.2% Commercial and Industrial Commercial Real Estate: Owner Occupied Commercial Real Estate: Non-Owner Occupied Multifamily, Construction, and Land Residential Real Estate Public Finance Consumer and Other $ in m ill io ns Originations, Paydowns & Payoffs Loan Originations Loan Paydowns and Payoffs Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $200 $300 $400 $500 Average Total Loans and Yield $6,384,709 $6,460,484 $6,481,701 $6,420,710 $6,620,493 6.63% 6.68% 6.51% 6.36% 6.43% Average Loans HFI + HFS Loan Yield Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 1Regulatory CRE consists of commercial and residential construction, multifamily and non-owner occupied CRE ($ in thousands) • Balances up 3% from Q2 2024 • Balances up 1%, annualized from Q1 • Decrease of 3% in line utilization from Q1 • Low overall Regulatory CRE1 to capital level of 115% • Office CRE composition 4% of total loans: NOO of $169.0 million; OO of $61.6 million ◦ Not central business district properties • C&I lending emphasis • Maintain variable vs fixed portfolio mix ◦ ~ 65% variable (~ 55% repricing w/in 1 year): ▪ ~ 40% reprices monthly (< 30 days) ▪ ~ 15% reprices w/in months 2-12 • Ratable mid single digit growth expectation in 2025 Quarter Highlights Outlook

Deposit Trends



Average Deposit Composition
($ in thousands)
Q2 2025
Q1 2025
Q4 2024
Q3 2024
Q2 2024
24.0%
10.5%
44.6%
20.1%
$6,945,433
22.9%
10.3%
43.3%
22.9%
$6,643,021
23.1%
10.3%
42.5%
23.5%
$6,627,469
23.4%
9.7%
39.2%
27.1%
$6,578,801
23.6%
8.1%
37.8%
29.8%
$6,468,574
Noninterest-Bearing Demand Deposit Accounts
Savings Accounts and Money Market Accounts
Certificate of Deposit Accounts
Interest-Bearing Demand Accounts
NOW Accounts



Cost of Deposits & Cost of Funds
Beta - Current Cycle = 36%[1]
3.00%
2.50%
2.00%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Int-bearing deposits
Total Deposits
Funds



Loan to Deposit Ratio
95.73%
96.90%
95.57%
94.32%
91.65%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Quarter Highlights

- Balances up 7% from Q2 2024
- Balances up 13%, annualized from Q1 (average balances up 18%, annualized from Q1)
- Continued mix shift
  - Sav/MMDA increased to 44.6% from 43.3%
  - CD's decreased to 20.1% from 22.9%
- Commercial business deposits represent 43% of total deposits and represent 75% of non-interest bearing

Outlook

- Ratable mid single digit growth expectation for 2025
- Continued mix shift
  - Mid teen's CD balance decline
  - Mid single digit MMDA growth
  - Mid to high single digit NIB growth

[1] *Change in cost of interest-bearing deposits from Q3 2024 to Q2 2025, divided by cycle to date rate cut of 1%.*

FirstSun Capital Bancorp | 9

FirstSun Capital Bancorp | 10 NIM Bridge 4.07% 0.01% 0.03% (0.04) 4.07% Q1 2025 Loans All Other Assets Cost of Funds Q2 2025 NIM, Yield & Cost 6.63% 6.68% 6.51% 6.36% 6.43% 4.04% 4.08% 4.09% 4.07% 4.07% 2.46% 2.46% 2.22% 2.11% 2.15% Loans Yield Net Interest Margin Cost of Funds Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Net Interest Income $72,899 $76,158 $77,047 $74,478 $78,499 Net Interest Income Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Loan Repricing Mix 35% 50% 12% 3% Fixed SOFR Prime Other Net Interest Income & Net Interest Margin Trends ($ in thousands) • NII growth of 7.7% over Q2 2024 • Stability of NIM - trailing 11 qtrs above 4.00% ◦ Balance sheet composition Quarter Highlights Outlook • Two Fed rate cuts before end of 2025 • Stable NIM • Near term ~ 40% falling rate interest bearing deposit beta YoY Growth 7.7% 1Components of the NIM bridge are calculated based upon their proportion to total earning assets. 1

FirstSun Capital Bancorp | 11 Noninterest Income Trends Service Fees Composition $27,073 $21,729 $21,635 $22,075 $23,274 $13,274 $9,055 $9,631 $8,838 $11,043 $4,333 $4,194 $3,982 $3,748 $3,631 $2,728 $2,586 $2,706 $2,738 $2,950 $2,016 $2,027 $2,219 $2,560 $2,372 $1,473 $1,421 $1,436 $1,395 $1,493 $3,249 $2,446 $1,661 $2,796 $1,785 Mortgage Banking Service Fee Revenue Treasury Management Service Fees Credit and Debit Card Service Fees Deposit Service Fees Wealth Management Service Fees Other Noninterest Income Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 ($ in thousands) Quarter Highlights Outlook • Mid 20’s service fees to revenue • Mortgage banking, treasury management and loan syndication arrangement service driving growth • High single to low double digit growth rate for 2025 1Total revenue is net interest income plus noninterest income • Diversified revenue base ~ 26% service fees to revenue1 • Mortgage banking revenue to revenue ~ 13% ◦ Mortgage volume sold of $358.7 million, up 42.8% over Q1 ◦ Margin of 2.88% compared to 2.93% in Q1 • Treasury management revenue to revenue ~ 4% • Loan syndication and swap service fees revenue of ~ $0.9 million in Q2Mortgage Revenue Composition 14.7% (1.7)% 13.4% (0.1)% 15.3% 37.6% 48.9% 45.6% 49.8% 35.0% 47.7% 52.8% 41.0% 50.4% 49.7% 11.5% 9.0% 9.8% 9.4% 12.6% MSR, net Mortgage servicing revenue Origination revenue Percent of total revenue Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 —% 50.0% 100.0% Mortgage Revenue Composition $11,043 $8,838 $9,631 $9,055 $13,274 $1,623 $(152) $1,288 $(13) $2,033 $4,155 $4,321 $4,393 $4,505 $4,640 $5,265 $4,669 $3,950 $4,563 $6,601 11.5% 9.0% 9.8% 9.4% 12.6% MSR, net Mortgage servicing revenue Origination revenue Percent of total revenue Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

FirstSun Capital Bancorp | 12 Noninterest Expense Trends Noninterest Expense Composition $68,110 $62,722 $73,673 $64,664 $63,875 $43,921 $39,561 $38,498 $39,306 $39,828 $9,541 $9,536 $9,865 $9,121 $8,701 $14,070 $12,997 $15,869 $13,953 $13,648 $8,010 Salaries and Benefits Occupancy and Equipment Amortization of Intangible Assets Other Noninterest Expenses Terminated Merger Related Expenses Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Efficiency Ratio 66.42% 65.83% 74.66% 65.19% 64.52% 65.33% 64.16% 63.63% Adjusted Efficiency Ratio Efficiency Ratio Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ($ in thousands) 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation • Noninterest expenses increased compared to Q1 primarily in Salaries and Benefits ◦ Higher levels of variable compensation and an increase in the fair value of investments related to our deferred compensation plan • Other noninterest expenses increased primarily due to legal & professional fees • Continued investment in building out franchise organically (sales force & infrastructure) ◦ Investing in growth markets • Mid 60’s efficiency ratio Quarter Highlights Outlook 1

FirstSun Capital Bancorp | 13 Asset Quality Trends Net Charge-Offs (Recoveries) $2,009 $1,401 $631 $13,547 $(462) Commercial and Industrial Public finance Commercial Real Estate, Residential Real Estate, Consumer and Other Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Allowance for Credit Losses $78,960 $83,159 $88,221 $91,790 $82,993 1.25% 1.29% 1.38% 1.42% 1.28% ACL ACL to Total Loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Nonperforming Loans $62,558 $65,824 $69,050 $78,590 $54,841 0.99% 1.02% 1.08% 1.21% 0.84% Nonperforming Loans Nonperforming Loans to Total Loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ($ in thousands) ($ in thousands) ($ in thousands) • NPL’s trended down 30% • Classified loans trended down 8% • Net charge-offs to average loans of 83 bps in Q2, 44 bps YTD • Loan loss provisioning in Q2: ◦ Deterioration in a couple of C&I customer relationships ◦ Impacts from net portfolio downgrades ◦ Partially offset by impacts from net changes in loan portfolio balances Quarter Highlights Outlook • Net charge-off ratio in high 30’s to Low 40’s in bps • ACL in mid 120’s in bps

FirstSun Capital Bancorp | 14 Asset Quality Trends (cont’d) Provision for Credit Losses & Net Charge-Offs $3,000 $18,050 $18,247 $27,550 $8,300 $3,219 $(320) $7,810 $20,377 $14,178 Provision for credit losses Net charge-offs 2021 2022 2023 2024 2025 YTD Nonperforming Loans $28,388 $29,067 $63,143 $69,050 $54,841 0.70% 0.49% 1.01% 1.08% 0.84% Nonperforming Loans Nonperforming Loans to Total Loans 2021 2022 2023 2024 June 30, 2025 ($ in thousands) ($ in thousands) • NPL’s trended down 30% • Classified loans trended down 8% • Net charge-offs to average loans of 83 bps in Q2 • Loan loss provisioning impacts in Q2: ◦ Deterioration in certain collateral dependent loans, ◦ Net portfolio downgrades, ◦ Offset by payoffs net originations Quarter HighlightsOutlook • Net charge-off ratio in high 30’s to low 40’s in bps; updated 2025 outlook includes: ◦ change in originally estimated workout period for a C&I loan (now a 2025 event) ◦ market pricing deterioration resulting in additional valuation impacts upon exits • ACL in mid 120’s in bps ACL & NCO %'s 1.18% 1.12% 1.28% 1.38% 1.28% 0.09% (0.01)% 0.13% 0.32% 0.44% 0.19% ACL to Total Loans Net Charge-Off (Recoveries) % Trailing 5 Year NCO % 2021 2022 2023 2024 2025 YTD Provision for Credit Losses & Net Charge-Offs $3,000 $18,050 $18,247 $27,550 $8,300 $3,219 $(320) $7,810 $20,377 $14,178 Provision for credit losses Net charge-offs 2021 2022 2023 2024 2025 YTD

FirstSun Capital Bancorp | 15 Capital and Liquidity Total Capital Ratio 14.95% 15.25% 15.42% 15.52% 15.94% Total Capital Ratio Capital Operating Threshold Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Common Equity Tier 1 Capital Ratio 12.80% 13.06% 13.18% 13.26% 13.78% CET1 Capital Operating Threshold Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Liquidity Ratios TCE / TA, + Net Unrealized Losses on HTM Securities Wholesale Deposits and Borrowings to Total Liabilities AOCI + HTM unrealized loss / Total Equity Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 3.00% 6.00% 9.00% 12.00% 15.00% ($ in thousands) • Wholesale funding reliance of 6% • Cash to total assets of 9% • AOCI & HTM unrealized loss to total equity of 4% • CET 1 of 13.78% Quarter Highlights Outlook • Liquidity & IRR ◦ Maintain historical solid liquidity positioning across multiple sources ◦ Maintain balance sheet strength and relative neutrality to downward/ upward rates (-/+ 100bps) • Capital ◦ Support organic growth thru earnings ◦ Opportunistic M&A $3.5B Immediate Borrowing Availability (1)Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 1

Consistent Long Term Strategy

1	2	3	4	5
Key Southwest and Western Growth Markets	**C&I Focused Commercial Bank**	**High Service Fee to Revenue Mix**	**Core Deposit Franchise**	**Operating Strategy**
Focused on Organic Loan and Deposit Growth in Targeted Markets Operating in 5 of 10 Fastest Growing MSA's in US Robust Mix of Customer Relationships across Urban and Rural Communities	Relationship Driven C&I Banking with Attractive Specialty Verticals Expansive Treasury Management Services Low CRE Concentration	Revenue Diversification Emphasis Multiple Profitable Service Fee Income Lines of Business Best in Class Revenue Mix	High Quality, Attractive Beta, Low Cost Deposits Balanced Distribution Across Deposit Rich Markets Advantageous Funding	Solid Core Earnings Progression Sound Risk and Compliance Programs Opportunistic Acquisition Readiness

FirstSun Capital Bancorp | 16

FirstSun Capital Bancorp | 17 2025 Full Year Outlook Business Driver FY 2025* Notes Loans (EOP) Mid Single Digit Growth Rate Primarily driven by net C&I production Deposits (EOP) Mid Single Digit Growth Rate Loan to Deposit ratio in mid 90’s Investment Securities No Change Maintain strategic focus on liquidity and collateral eligibility Net Interest Income (vs. 2024 of $296.9 million) Mid Single Digit Growth Rate Two 25bp rate cuts by end of year Noninterest Income (vs. 2024 of $89.8 million) High Single to Low Double Digit Growth Rate Higher growth in mortgage and treasury management Noninterest Expense (vs. 2024 adjusted of $248.0 million) Mid to High Single Digit Growth Rate Efficiency Ratio Mid 60’s Average for the year Net Charge Offs / Avg Loans High 30’s to Low 40’s in bps Tax Rate 20 - 22% CET1 Ratio Consistent * Refer to "Disclaimers" regarding forward looking statements. 2025 expectations assume no material changes to current regional and national macro-economic environment.

FirstSun Capital Bancorp | 18 Appendix

FirstSun Capital Bancorp | 19 C&I Portfolio Consumer Deposits - $3.6B as of June 30, 2025 Business Deposits - $3.1B as of June 30, 2025 Customer Base 132,963 Consumer Accounts Granular Deposit Base $27,000 Avg. Account Balance 71 Retail Branches Customer Base 13,056 Consumer Accounts Granular Deposit Base $234,000 Avg. Account Balance Example Total Return Performance Uninsured Consumer, 18.7% Uninsured Business, 81.3% Uninsured Consumer Uninsured Business C&I Loans by Industry1 ($ in millions) Finance and Insurance $ 398.0 Manufacturing 319.8 Healthcare 311.6 Information (Technology, Media and Telecommunications) 300.7 Real Estate and Rental and Leasing 235.7 Construction 201.2 Other Services2 196.9 Professional, Scientific, and Technical Services 193.9 Wholesale Trade 145.0 Transportation and Warehousing 98.0 Retail Trade 70.3 Arts, Entertainment, and Recreation 44.5 Utilities 31.1 Other 104.9 15% 12% 12% 11% 9% 8% 7% 7% 5% 4% 3% 2% 1% 4% % of Total C&I Loans * Amounts may not total due to rounding; 1 These segments are based on two-digit NAICS industry divisions. 2 Also includes Administrative and Support, Waste Management and Remediation Services, and Public Administration.

FirstSun Capital Bancorp | 20 Criticized Loans * Amounts may not total due to rounding; 1 These segments are based on two-digit NAICS industry divisions. Criticized Loans by Risk Grade $263.4M $324.7M $285.2M $278.8M $263.5M $88.3M $134.5M $106.8M $93.7M $94.0M $112.7M $124.4M $110.8M $106.6M $114.9M $55.1M $53.3M $66.9M $50.9M $36.0M $7.4M $12.5M $27.6M $18.7M 4.2% 5.0% 4.5% 4.3% 4.1% Special Mention Substandard - Accruing Substandard - Nonaccrual Doubtful Criticized loans to total loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Manufacturing, $35.4 Real Estate and Rental and Leasing, $44.8 Construction, $49.1Finance and Insurance, $9.7 Other Services, $22.8 Healthcare, $36.2 Transportation and Warehousing, $21.4 Residential Mortgage, $19.2 Professional, Scientific, and Technical Services, $7.8 Other, $10.7Manufacturing, $27.0 Real Estate and Rental and Leasing, $38.8 Construction, $53.4 Finance and Insurance, $0.1Other Services, $23.0Healthcare, $50.8 Transportation and Warehousing, $10.4 Residential Mortgage, $20.6 Professional, Scientific, and Technical Services, $9.5 Other, $12.5 Q2 2025 Q4 2024 Classified Loans by Industry1 Criticized Loans by Industry $49.1M $44.8M $36.2M $35.4M $22.8M $21.4M $19.2M $9.7M $7.8M $3.6M $2.7M $10.7M $53.4M $38.8M $50.8M $27.0M $23.0M $10.4M $20.6M $0.1M $9.5M $27.1M $12.1M $14.2M Q2 2025 Q4 2024 Construction Real Estate and Rental and Leasing Healthcare Manufacturing Other Services Transportation and Warehousing Residential Mortgage Finance and Insurance Professional, Scientific, and Technical Services Information (Technology, Media and Telecommunications) Education Services Other 1 Example Total Return Performance Special Mention Substandard - Accruing Substandard - Nonaccrual Loss Doubtful Criticized loans to total loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $—M $100.0M $200.0M $300.0M $400.0M $—M $8.0M $16.0M $24.0M $32.0M Example Total Return Perform nce ABC Company ABC Company NASDAQ Composite Widget Subcategory CEO Compensation 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 0 100 200 300 400 40 60 80 100 120

FirstSun Capital Bancorp | 21 ~ 63%1 of Total Deposits are FDIC-Insured Granular Deposit Base Customer Base 132,900 Consumer Accounts Granular Deposit Base $27,000 Avg. Account Balance Customer Base 13,000 Commercial Business Accounts Granular Deposit Base $234,000 Avg. Account Balance $7.1 Billion Total Deposits as of June 30, 2025 Deposits by State2 $2.4B Texas 21 branches $1.6B Kansas 23 branches $1.2B New Mexico 9 branches $0.8B Colorado 11 branches $0.5B Arizona 4 branches ~ 72%1 of Total Deposits are FDIC-Insured + Collateralized 1Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated. 2Excludes wholesale and internal deposit accounts. $0.2B California 2 branches $0.0B Washington 1 branch

Financial Summary

($ in thousands, except per share amounts)	As of and for the three months ended					As of and for the six months ended	
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net interest income	$ 78,499	$ 74,478	$ 77,047	$ 76,158	$ 72,899	$ 152,977	$ 143,705
Provision for credit losses	4,500	3,800	4,850	5,000	1,200	8,300	17,700
Noninterest income	27,073	21,729	21,635	22,075	23,274	48,802	46,082
Noninterest expense	68,110	62,722	73,673	64,664	63,875	130,832	125,703
Income before income taxes	32,962	29,685	20,159	28,569	31,098	62,647	46,384
Provision for income taxes	6,576	6,116	3,809	6,147	6,538	12,692	9,528
Net income	26,386	23,569	16,350	22,422	24,560	49,955	36,856
Adjusted net income[1]	26,386	23,569	24,316	23,655	25,181	49,955	39,773
Weighted average common shares outstanding, diluted	28,232,319	28,293,912	28,290,474	28,212,809	28,031,956	28,263,943	27,825,189
Diluted earnings per share	$ 0.93	$ 0.83	$ 0.58	$ 0.79	$ 0.88	$ 1.77	$ 1.32
Adjusted diluted earnings per share[1]	$ 0.93	$ 0.83	$ 0.86	$ 0.84	$ 0.90	$ 1.77	$ 1.43
Return on average total assets	1.28 %	1.20 %	0.81 %	1.12 %	1.27 %	1.24 %	0.96 %
Adjusted return on average total assets[1]	1.28 %	1.20 %	1.20 %	1.18 %	1.30 %	1.24 %	1.04 %
Pre-tax pre provision return on average assets[1]	1.82 %	1.70 %	1.24 %	1.68 %	1.66 %	1.76 %	1.67 %
Adjusted pre-tax pre provision return on average assets[1]	1.82 %	1.70 %	1.78 %	1.76 %	1.72 %	1.76 %	1.76 %
Return on average tangible stockholders' equity[1]	10.91 %	10.18 %	7.36 %	9.94 %	11.51 %	10.55 %	8.85 %
Adjusted return on average tangible stockholders' equity[1]	10.91 %	10.18 %	10.72 %	10.48 %	11.79 %	10.55 %	9.53 %
Net interest margin	4.07 %	4.07 %	4.09 %	4.08 %	4.04 %	4.07 %	4.03 %
Efficiency ratio	64.52 %	65.19 %	74.66 %	65.83 %	66.42 %	64.84 %	66.23 %
Adjusted efficiency ratio[1]	64.52 %	65.19 %	63.63 %	64.16 %	65.33 %	64.84 %	64.37 %
Noninterest income to total revenue[2]	25.6 %	22.6 %	21.9 %	22.5 %	24.2 %	24.2 %	24.3 %
Total assets	$ 8,435,861	$ 8,216,458	$ 8,097,387	$ 8,138,487	$ 7,999,295	$ 8,435,861	$ 7,999,295
Total loans held-for-sale	90,781	65,603	61,825	72,247	66,571	90,781	66,571
Total loans held-for-investment	6,507,066	6,484,008	6,376,357	6,443,756	6,337,162	6,507,066	6,337,162
Total deposits	7,100,164	6,874,239	6,672,260	6,649,880	6,619,525	7,100,164	6,619,525
Total stockholders' equity	1,095,402	1,068,295	1,041,366	1,034,085	996,599	1,095,402	996,599
Loan to deposit ratio	91.6 %	94.3 %	95.6 %	96.9 %	95.7 %	91.6 %	95.7 %
Period end common shares outstanding	27,834,525	27,753,918	27,709,679	27,665,918	27,443,246	27,834,525	27,443,246
Book value per share	$ 39.35	$ 38.49	$ 37.58	$ 37.38	$ 36.31	$ 39.35	$ 36.31
Tangible book value per share[1]	$ 35.77	$ 34.88	$ 33.94	$ 33.68	$ 32.56	$ 35.77	$ 32.56

[1] Represents a non-GAAP financial measure. See non-GAAP reconciliation

[2] Total revenue is net interest income plus noninterest income.

FirstSun Capital Bancorp | 22

Non-GAAP Reconciliation

($ in thousands, except per share amounts)	As of and for the three months ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	As of and for the six months ended June 30, 2025	June 30, 2024
Tangible stockholders' equity to tangible assets:							
Total stockholders' equity (GAAP)	$ 1,095,402	$ 1,068,295	$ 1,041,366	$ 1,034,085	$ 996,599	$ 1,095,402	$ 996,599
Less: Goodwill and other intangible assets							
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,228)	(6,806)	(7,434)	(8,866)	(9,517)	(6,228)	(9,517)
Tangible stockholders' equity (non-GAAP)	$ 995,691	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 995,691	$ 893,599
Total assets (GAAP)	$ 8,435,861	$ 8,216,458	$ 8,097,387	$ 8,138,487	$ 7,999,295	$ 8,435,861	$ 7,999,295
Less: Goodwill and other intangible assets							
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,228)	(6,806)	(7,434)	(8,866)	(9,517)	(6,228)	(9,517)
Tangible assets (non-GAAP)	$ 8,336,150	$ 8,116,169	$ 7,996,470	$ 8,036,138	$ 7,896,295	$ 8,336,150	$ 7,896,295
Total stockholders' equity to total assets (GAAP)	12.99 %	13.00 %	12.86 %	12.71 %	12.46 %	12.99 %	12.46 %
Less: Impact of goodwill and other intangible assets	(1.05)%	(1.07)%	(1.10)%	(1.12)%	(1.14)%	(1.05)%	(1.14)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.94 %	11.93 %	11.76 %	11.59 %	11.32 %	11.94 %	11.32 %
Tangible stockholders' equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:							
Tangible stockholders' equity (non-GAAP)	$ 995,691	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 995,691	$ 893,599
Less: Net unrealized losses on HTM securities, net of tax	(4,238)	(3,803)	(4,292)	(2,852)	(3,949)	(4,238)	(3,949)
Tangible stockholders' equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 991,453	$ 964,203	$ 936,157	$ 928,884	$ 889,650	$ 991,453	$ 889,650
Tangible assets (non-GAAP)	$ 8,336,150	$ 8,116,169	$ 7,996,470	$ 8,036,138	$ 7,896,295	$ 8,336,150	$ 7,896,295
Less: Net unrealized losses on HTM securities, net of tax	(4,238)	(3,803)	(4,292)	(2,852)	(3,949)	(4,238)	(3,949)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$ 8,331,912	$ 8,112,366	$ 7,992,178	$ 8,033,286	$ 7,892,346	$ 8,331,912	$ 7,892,346
Tangible stockholders' equity to tangible assets (non-GAAP)	11.94 %	11.93 %	11.76 %	11.59 %	11.32 %	11.94 %	11.32 %
Less: Impact of net unrealized losses on HTM securities, net of tax	(0.04)%	(0.04)%	(0.05)%	(0.03)%	(0.05)%	(0.04)%	(0.05)%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.90 %	11.89 %	11.71 %	11.56 %	11.27 %	11.90 %	11.27 %

FirstSun Capital Bancorp | 23

Non-GAAP Reconciliation (cont'd)

FirstSun Capital BANCORP

($ in thousands, except per share amounts)	As of and for the three months ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	As of and for the six months ended June 30, 2025	June 30, 2024
Tangible book value per share:							
Total stockholders' equity (GAAP)	$ 1,095,402	$ 1,068,295	$ 1,041,366	$ 1,034,085	$ 996,599	$ 1,095,402	$ 996,599
Tangible stockholders' equity (non-GAAP)	$ 995,691	$ 968,006	$ 940,449	$ 931,736	$ 893,599	$ 995,691	$ 893,599
Total shares outstanding	27,834,525	27,753,918	27,709,679	27,665,918	27,443,246	27,834,525	27,443,246
Book value per share (GAAP)	$ 39.35	$ 38.49	$ 37.58	$ 37.38	$ 36.31	$ 39.35	$ 36.31
Tangible book value per share (non-GAAP)	$ 35.77	$ 34.88	$ 33.94	$ 33.68	$ 32.56	$ 35.77	$ 32.56
Adjusted net income:							
Net income (GAAP)	$ 26,386	$ 23,569	$ 16,350	$ 22,422	$ 24,560	$ 49,955	$ 36,856
Add: Non-recurring adjustments:							
Terminated merger related expenses, net of tax	—	—	5,799	1,233	621	—	2,917
Write-off of Guardian Mortgage tradename, net of tax	—	—	625	—	—	—	—
Disposal of ATMs, net of tax	—	—	1,542	—	—	—	—
Total adjustments, net of tax	—	—	7,966	1,233	621	—	2,917
Adjusted net income (non-GAAP)	$ 26,386	$ 23,569	$ 24,316	$ 23,655	$ 25,181	$ 49,955	$ 39,773
Adjusted diluted earnings per share:							
Diluted earnings per share (GAAP)	$ 0.93	$ 0.83	$ 0.58	$ 0.79	$ 0.88	$ 1.77	$ 1.32
Add: Impact of non-recurring adjustments							
Terminated merger related expenses, net of tax	—	—	0.21	0.05	0.02	—	0.11
Write-off of Guardian Mortgage tradename, net of tax	—	—	0.02	—	—	—	—
Disposal of ATMs, net of tax	—	—	0.05	—	—	—	—
Adjusted diluted earnings per share (non-GAAP)	$ 0.93	$ 0.83	$ 0.86	$ 0.84	$ 0.90	$ 0.93	$ 0.93
Adjusted return on average total assets:							
Return on average total assets (ROAA) (GAAP)	1.28 %	1.20 %	0.81 %	1.12 %	1.27 %	1.24 %	0.96 %
Add: Impact of non-recurring adjustments							
Terminated merger related expenses, net of tax	— %	— %	0.28 %	0.06 %	0.03 %	— %	0.08 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	0.03 %	— %	— %	— %	— %
Disposal of ATMs, net of tax	— %	— %	0.08 %	— %	— %	— %	— %
Adjusted ROAA (non-GAAP)	1.28 %	1.20 %	1.20 %	1.18 %	1.30 %	1.24 %	1.04 %

FirstSun Capital Bancorp | 24

Non-GAAP Reconciliation (cont'd)

($ in thousands, except per share amounts)	As of and for the three months ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	As of and for the six months ended June 30, 2025	June 30, 2024
Adjusted pre-tax pre provision return on average assets:							
Net income (GAAP)	$ 26,386	$ 23,569	$ 16,350	$ 22,422	$ 24,560	$ 49,955	$ 36,856
Add: Income taxes and provision for credit losses							
Income taxes	6,576	6,116	3,809	6,147	6,538	12,692	9,528
Provision for credit losses	4,500	3,800	4,850	5,000	1,200	8,300	17,700
PTPP net income	$ 37,462	$ 33,485	$ 25,009	$ 33,569	$ 32,298	$ 70,947	$ 64,084
Add: Non-recurring adjustments							
Terminated merger related expenses	—	—	8,010	1,633	1,046	—	3,535
Write-off of Guardian Mortgage tradename	—	—	828	—	—	—	—
Disposal of ATM's	—	—	2,042	—	—	—	—
Adjusted PTPP Net Income (non-GAAP)	$ 37,462	$ 33,485	$ 35,889	$ 35,202	$ 33,344	$ 70,947	$ 67,619
Return on average total assets (ROAA) (GAAP)	1.28 %	1.20 %	0.81 %	1.12 %	1.27 %	1.24 %	0.96 %
Add: Impact of income taxes and provision for credit losses							
Income taxes	0.32 %	0.31 %	0.19 %	0.31 %	0.34 %	0.32 %	0.25 %
Provision for credit losses	0.22 %	0.19 %	0.24 %	0.25 %	0.06 %	0.21 %	0.46 %
PTPP ROAA (non-GAAP)	1.82 %	1.70 %	1.24 %	1.68 %	1.66 %	1.76 %	1.67 %
Add: Impact of non-recurring adjustments							
Terminated merger related expenses, net of tax	— %	— %	0.40 %	0.08 %	0.05 %	— %	0.09 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	0.04 %	— %	— %	— %	— %
Disposal of ATMs, net of tax	— %	— %	0.10 %	— %	— %	— %	— %
Adjusted PTPP ROAA (non-GAAP)	1.82 %	1.70 %	1.78 %	1.76 %	1.72 %	1.76 %	1.76 %
Adjusted return on average stockholders' equity							
Return on average stockholders' equity (ROACE) (GAAP)	9.74 %	9.03 %	6.22 %	8.74 %	10.08 %	9.39 %	7.66 %
Add: Impact of non-recurring adjustments							
Terminated merger related expenses, net of tax	— %	— %	2.19 %	0.48 %	0.26 %	— %	0.61 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	0.24 %	— %	— %	— %	— %
Disposal of ATMs, net of tax	— %	— %	0.59 %	— %	— %	— %	— %
Adjusted ROACE (non-GAAP)	9.74 %	9.03 %	9.24 %	9.22 %	10.34 %	9.39 %	8.27 %

FirstSun Capital Bancorp | 25

Non-GAAP Reconciliation (cont'd)

($ in thousands, except per share amounts)	As of and for the three months ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	As of and for the six months ended June 30, 2025	June 30, 2024
Return on average tangible stockholders' equity:							
Return on average stockholders' equity (ROACE) (GAAP)	9.74 %	9.03 %	6.22 %	8.74 %	10.08 %	9.39 %	7.66 %
Add: Impact from goodwill and other intangible assets							
Goodwill	0.98 %	0.94 %	0.67 %	0.98 %	1.19 %	0.97 %	0.92 %
Other intangible assets	0.19 %	0.21 %	0.47 %	0.22 %	0.24 %	0.19 %	0.27 %
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.91 %	10.18 %	7.36 %	9.94 %	11.51 %	10.55 %	8.85 %
Adjusted return on average tangible stockholders' equity:							
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.91 %	10.18 %	7.36 %	9.94 %	11.51 %	10.55 %	8.85 %
Add: Impact of non-recurring adjustments							
Terminated merger related expenses, net of tax	— %	— %	2.45 %	0.54 %	0.28 %	— %	0.68 %
Write-off of Guardian Mortgage tradename, net of tax	— %	— %	0.26 %	— %	— %	— %	— %
Disposal of ATMs, net of tax	— %	— %	0.65 %	— %	— %	— %	— %
Adjusted ROATCE (non-GAAP)	10.91 %	10.18 %	10.72 %	10.48 %	11.79 %	10.55 %	9.53 %
Adjusted total noninterest expense:							
Total noninterest expense (GAAP)	$ 68,110	$ 62,722	$ 73,673	$ 64,664	$ 63,875	$ 130,832	$ 125,703
Less: Non-recurring adjustments:							
Terminated merger related expenses	—	—	(8,010)	(1,633)	(1,046)	—	(3,535)
Write-off of Guardian Mortgage trade name	—	—	(828)	—	—	—	—
Disposal of ATMs	—	—	(2,042)	—	—	—	—
Total adjustments	—	—	(10,880)	(1,633)	(1,046)	—	(3,535)
Adjusted total noninterest expense (non-GAAP)	$ 68,110	$ 62,722	$ 62,793	$ 63,031	$ 62,829	$ 130,832	$ 122,168
Adjusted efficiency ratio:							
Efficiency ratio (GAAP)	64.52 %	65.19 %	74.66 %	65.83 %	66.42 %	64.84 %	66.23 %
Less: Impact of non-recurring adjustments							
Terminated merger related expenses	— %	— %	(8.12)%	(1.67)%	(1.09)%	— %	(1.86)%
Write-off of Guardian Mortgage tradename	— %	— %	(0.84)%	— %	— %	— %	— %
Disposal of ATMs	— %	— %	(2.07)%	— %	— %	— %	— %
Adjusted efficiency ratio (non-GAAP)	64.52 %	65.19 %	63.63 %	64.16 %	65.33 %	64.84 %	64.37 %

FirstSun Capital Bancorp | 26